CONSOLIDATED FINANCIAL STATEMENT
AT JUNE 30 OF 2004 AND 2003
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	TOTAL ASSETS	30,632,032	100	32,281,136	100

2	CURRENT ASSETS	9,377,253	31	9,572,360	30
3	CASH AND SHORT-TERM INVESTMENTS	1,303,564	4	1,870,499	6
4	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	2,449,332	8	2,408,965	7
5	OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE	1,653,329	5	1,344,948	4
6	INVENTORIES	3,971,028	13	3,947,948	12
7	OTHER CURRENT ASSETS	-	-	-	-
8	LONG-TERM	810,960	3	770,352	2
9	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	810,960	3	770,352	2
10	INVESTMENT IN SHARES OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATED	-	-	-	-
11	OTHER INVESTMENTS	-	-	-	-
12	PROPERTY, PLANT AND EQUIPMENT	18,617,627	61	19,877,082	62
13	PROPERTY	14,161,576	46	14,470,935	45
14	MACHINERY AND INDUSTRIAL EQUIPMENT (NET)	27,254,410	89	27,322,675	85
15	OTHER EQUIPMENT	-	-	-	-
16	ACCUMULATED DEPRECIATION	23,765,977	78	23,291,126	72
17	CONSTRUCTION IN PROGRESS	967,618	3	1,374,598	4
18	DEFERRED ASSETS (NET)	1,826,192	6	2,061,342	6
19	OTHER ASSETS	-	-	-	-

20	TOTAL LIABILITIES	22,406,264	100	23,321,037	100
21	CURRENT LIABILITIES	9,002,782	40	9,964,005	43
22	SUPPLIERS	2,172,319	10	2,304,640	10
23	BANK LOANS	3,493,522	16	4,282,379	18
24	STOCK MARKET LOANS	808,935	4	698,267	3
25	TAXES TO BE PAID	-	-	229,904	1
26	OTHER CURRENT LIABILITIES	2,528,006	11	2,448,815	11
27	LONG-TERM LIABILITIES	11,642,358	52	11,278,513	48
28	BANK LOANS	3,767,240	17	4,391,018	19
29	STOCK MARKET LOANS	7,875,118	35	6,887,495	30
30	OTHER LOANS	-	-	-	-
31	DEFERRED LOANS	238,809	1	568,389	2
32	OTHER LIABILITIES	1,522,315	7	1,510,130	6

33	CONSOLIDATED STOCK HOLDERS' EQUITY	8,225,768	100	8,960,099	100
34	MINORITY INTEREST	2,717,679	33	2,786,895	31
35	MAJORITY INTEREST	5,508,089	67	6,173,204	69
36	CONTRIBUTED CAPITAL	7,542,136	92	7,527,776	84
37	PAID-IN CAPITAL STOCK (NOMINAL)	324,000	4	324,000	4
38	RESTATEMENT OF PAID-IN CAPITAL STOCK	6,235,849	76	6,235,849	70
39	PREMIUM ON SALES OF SHARES	982,287	12	967,927	11
40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	-	-	-	-
41	CAPITAL INCREASE (DECREASE)	(2,034,047)	(25)	(1,354,572)	(15)
42	RETAINED EARNINGS AND CAPITAL RESERVE	15,873,372	193	16,027,404	179
43	REPURCHASE FUND OF SHARES	2,000,000	24	2,514,000	28
44	EXCESS (SHORTFALL) IN RESTATEMENT OF HOLDER'S EQUITY	(19,740,079)	(240)	(19,671,860)	(220)
45	NET INCOME FOR THE YEAR	(167,340)	(2)	(224,116)	(3)

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
3	CASH AND SHORT-TERM INVESTMENTS	1,303,564	100	1,870,499	100
46	CASH	537,666	41	537,985	29
47	SHORT-TERM INVESTMENTS	765,898	59	1,332,514	71

18	DEFERRED ASSETS (NET)	1,826,192	100	2,061,342	100
48	AMORTIZED OR REDEEMED EXPENSES	1,029,085	56	1,196,847	58
49	GOODWILL	797,107	44	864,495	42
50	DEFERRED TAXES	-	-	-	-
51	OTHERS	-	-	-	-

21	CURRENT LIABILITIES	9,002,782	100	9,964,005	100
52	FOREIGN CURRENCY LIABILITIES	5,915,265	66	6,879,561	69
53	MEXICAN PESOS LIABILITIES	3,087,517	34	3,084,444	31

24	STOCK MARKET LOANS	808,935	100	698,267	100
54	COMMERCIAL PAPER	808,935	100	698,267	100
55	CURRENT MATURITIES OF MEDIUM TERM NOTES	-	-	-	-
56	CURRENT MATURITIES OF BONDS	-	-	-	-

26	OTHER CURRENT LIABILITIES	2,528,006	100	2,448,815	100
57	OTHER CURRENT LIABILITIES WITH COST	-	-	-	-
58	OTHER CURRENT LIABILITIES WITHOUT COST	2,528,006	100	2,448,815	100

27	LONG-TERM LIABILITIES	11,642,358	100	11,278,513	100
59	FOREIGN CURRENCY LIABILITIES	8,443,425	73	4,574,431	41
60	MEXICAN PESOS LIABILITIES	3,198,933	27	6,704,082	59

29	STOCK MARKET LOANS	7,875,118	100	6,887,495	100
61	BONDS	-	-	-	-
62	MEDIUM TERM NOTES	7,875,118	100	6,887,495	100

30	OTHER LOANS	-	100	-	100
63	OTHER LOANS WITH COST	-	-	-	-
64	OTHER LOANS WITHOUT COST	-	-	-	-

31	DEFERRED LOANS	238,809	100	568,389	100
65	NEGATIVE GOODWILL	-	-	-	-
66	DEFERRED TAXES	238,809	100	568,389	100
67	OTHERS	-	-	-	-

32	OTHER LIABILITIES	1,522,315	100	1,510,130	100
68	RESERVES	1,379,320	91	1,356,981	90
69	OTHERS LIABILITIES	142,995	9	153,149	10

44	EXCESS (SHORTFALL) IN RESTATEMENT OF STOCK HOLDERS' EQUITY	(19,740,079)	100	(19,671,860)	100
70	ACCUMULATED INCOME DUE TO MONETARY POSITION	-	-	-	-
71	INCOME FROM NON-MONETARY POSITION ASSETS	(19,740,079)	100	(19,671,860)	100

CONSOLIDATED FINANCIAL STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
72	WORKING CAPITAL	374,471	(391,645)
73	PENSIONS FUND AND SENIORITY PREMIUMS	579,904	408,872
74	EXECUTIVES (*)	265	289
75	EMPLOYEE (*)	5,308	5,690
76	WORKERS (*)	20,475	20,233
77	CIRCULATION SHARES (*)	300,646,810	300,646,810
78	REPURCHASED SHARES (*)	23,353,190	23,353,190

	(*) ITEMS EXPRESED IN UNITS

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO JUNE 30 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	12,810,490	100	12,585,073	100
2	COST OF SALES	9,410,405	73	9,162,713	73
3	GROSS INCOME	3,400,085	27	3,422,360	27
4	OPERATING EXPENSES	2,601,558	20	2,569,236	20
5	OPERATING INCOME	798,527	6	853,124	7
6	TOTAL FINANCING COST	1,090,049	9	684,971	5
7	INCOME AFTER FINANCING COST	(291,522)	(2)	168,153	1
8	OTHER FINANCIAL OPERATIONS	(252,226)	(2)	66,846	1
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	(39,296)	(0)	101,307	1
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	72,088	1	201,929	2
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	(111,384)	(1)	(100,622)	(1)
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	(111,384)	(1)	(100,622)	(1)
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(111,384)	(1)	(100,622)	(1)
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	(111,384)	(1)	(100,622)	(1)
19	NET INCOME OF MINORITY INTEREST	55,956	0	123,494	1
20	NET INCOME OF MAJORITY INTEREST	(167,340)	(1)	(224,116)	(2)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	12,810,490	100	12,585,073	100
21	DOMESTIC	9,070,791	71	9,300,008	74
22	FOREIGN	3,739,699	29	3,285,065	26
23	TRANSLATED INTO DOLLARS (***)	326,341	3	286,816	2

6	TOTAL FINANCING COST	1,090,049	100	684,971	100
24	INTEREST PAID	996,521	91	945,433	138
25	EXCHANGE LOSSES	433,135	40	110,297	16
26	INTEREST EARNED	49,069	5	80,590	12
27	EXCHANGE PROFITS	-	-	-	-
28	GAIN DUE TO MONETARY POSITION	(290,538)	(27)	(290,169)	(42)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	(252,226)	100	66,846	100
29	OTHER NET EXPENSES (INCOME) NET	(252,226)	100	66,846	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	72,088	100	201,929	100
32	INCOME TAX	195,330	271	203,125	101
33	DEFERRED INCOME TAX	(178,557)	(248)	(41,784)	(21)
34	WORKERS' PROFIT SHARING	54,643	76	39,892	20
35	DEFERRED WORKERS' PROFIT SHARING	672	1	696	0

CONSOLIDATED EARNING STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
36	TOTAL SALES	15,633,042	14,851,304
37	NET INCOME OF THE YEAR	-	-
38	NET SALES (**)	25,970,260	25,893,015
39	OPERATION INCOME (**)	1,851,698	1,756,878
40	NET INCOME OF MAJORITY INTEREST (**)	(509,406)	76,417
41	NET CONSOLIDATED INCOME (**)	(382,146)	256,059

	(**) LAST TWELVE MONTHS

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO JUNE 30 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,562,019	100	6,470,346	100
2	COST OF SALES	4,771,516	73	4,678,521	72
3	GROSS INCOME	1,790,503	27	1,791,825	28
4	OPERATING EXPENSES	1,319,642	20	1,314,314	20
5	OPERATING INCOME	470,861	7	477,511	7
6	TOTAL FINANCING COST	939,718	14	167,581	3
7	INCOME AFTER FINANCING COST	(468,857)	(7)	309,930	5
8	OTHER FINANCIAL OPERATIONS	63,605	1	51,842	1
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	(532,462)	(8)	258,088	4
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	(61,205)	(1)	191,012	3
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	(471,257)	(7)	67,076	1
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	(471,257)	(7)	67,076	1
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(471,257)	(7)	67,076	1
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	(471,257)	(7)	67,076	1
19	NET INCOME OF MINORITY INTEREST	9,233	0	70,072	1
20	NET INCOME OF MAJORITY INTEREST	(480,490)	(7)	(2,996)	(0)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,562,019	100	6,470,346	100
21	DOMESTIC	4,604,953	70	4,756,775	74
22	FOREIGN	1,957,066	30	1,713,571	26
23	TRANSLATED INTO DOLLARS (***)	170,044	3	151,869	2

6	TOTAL FINANCING COST	939,718	100	167,581	100
24	INTEREST PAID	538,883	57	488,542	292
25	EXCHANGE LOSSES	-	-	-	-
26	INTEREST EARNED	28,038	3	36,693	22
27	EXCHANGE PROFITS	(491,507)	(52)	163,649	98
28	GAIN DUE TO MONETARY POSITION	(62,634)	(7)	(120,619)	(72)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	63,605	100	51,842	100
29	OTHER NET EXPENSES (INCOME) NET	63,605	100	51,842	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	(61,205)	100	191,012	100
32	INCOME TAX	82,617	135	101,171	53
33	DEFERRED INCOME TAX	(161,318)	(264)	73,976	39
34	WORKERS' PROFIT SHARING	17,171	28	15,516	8
35	DEFERRED WORKERS' PROFIT SHARING	325	1	349	0

CONSOLIDATED FINANCIAL STATEMENT
FROM JANUARY THE 1st TO JUNE 30 OF 2004 AND 2003
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
1	CONSOLIDATED NET INCOME	(111,384)	(100,622)
2	+(-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH	721,153	1,099,003
3	CASH FLOW FROM NET INCOME OF THE YEAR	609,769	998,381
4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(348,075)	(111,190)
5	CASH GENERATED (USED) IN OPERATING ACTIVITIES	261,694	887,191
6	CASH FLOW FROM EXTERNAL FINANCING	(233,474)	124,429
7	CASH FLOW FROM INTERNAL FINANCING	(160,027)	(242,038)
8	CASH FLOW GENERATED (USED) BY FINANCING	(393,501)	(117,609)
9	CASH FLOW GENERATED (USED) IN INVESTMENT ACTIVITIES	(22,114)	(1,337,804)
10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(153,921)	(568,222)
11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	1,457,485	2,438,721
12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	1,303,564	1,870,499

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
2	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	721,153	1,099,003
13	DEPRECIATION AND AMORTIZATION FOR THE YEAR	1,063,828	950,618
14	+ (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS	127,095	100,151
15	+ (-) NET LOSS (PROFIT) IN MONEY EXCHANGE	-	-
16	+ (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION	-	-
17	+ (-) OTHER ITEMS	-	-
40	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	(469,770)	48,234

4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(348,075)	(111,190)
18	+ (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE	(269,709)	(173,959)
19	+ (-) DECREASE (INCREASE) IN INVENTORIES	(55,547)	181,939
20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE	(304,579)	(236,290)
21	+ (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT	40,700	(167,969)
22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	241,060	285,089

6	CASH FLOW FROM EXTERNAL FINANCING	(233,474)	124,429
23	+ SHORT-TERM BANK AND STOCK MARKET FINANCING	470,908	882,141
24	+ LONG-TERM BANK AND STOCK MARKET FINANCING	152,504	3,869,334
25	+ DIVIDEND RECEIVED	-	-
26	+ OTHER FINANCING	-	-
27	(-) BANK FINANCING AMORTIZATION	(856,886)	(4,627,046)
28	(-) STOCK MARKET AMORTIZATION	-	-
29	(-) OTHER FINANCING AMORTIZATION	-	-

7	CASH FLOW FROM INTERNAL FINANCING	(160,027)	(242,038)
30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCKS	-	-
31	(-) DIVIDENDS PAID	(160,027)	(242,038)
32	+ PREMIUM ON SALE OF SHARES	-	-
33	+ CONTRIBUTION FOR FUTURE CAPITAL INCREASES	-	-

9	CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES	(22,114)	(1,337,804)
34	+ (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE	-	-
35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(537,936)	(964,616)
36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	-	-
37	+ SALE OF OTHER PERMANENT INVESTMENTS	-	-
38	+ SALE OF TANGIBLE FIXED ASSETS	1,842	31,256
39	+ (-) OTHER ITEMS	513,980	(404,444)

RATIOS
CONSOLIDATED
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
	YIELD
1	NET INCOME TO NET SALES	(0.87)%		(0.80)%
2	NET INCOME TO STOCK HOLDERS' EQUITY (**)	(9.25)%		1.24%
3	NET INCOME TO TOTAL ASSETS (**)	(1.25)%		0.79%
4	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	-%		-%
5	INCOME DUE TO MONETARY POSITION TO NET INCOME	(260.84)%		(288.38)%

	ACTIVITY
6	NET SALES TO NET ASSETS (**)	0.85	times	0.80	times
7	NET SALES TO FIXED ASSETS (**)	1.39	times	1.30	times
8	INVENTORIES ROTATION (**)	4.74	times	4.64	times
9	ACCOUNTS RECEIVABLE IN DAYS OF SALES	30.00	days	30.00	days
10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	12.50%		11.63%

	LEVERAGE
11	TOTAL LIABILITIES TO TOTAL ASSETS	73.15%		72.24%
12	TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY	2.72	times	2.60	times
13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	64.08%		49.11%
14	LONG-TERM LIABILITIES TO FIXED ASSETS	62.53%		56.74%
15	OPERATING INCOME TO INTEREST PAID	0.80	times	0.90	times
16	NET SALES TO TOTAL LIABILITIES (**)	1.16	times	1.11	times

	LIQUIDITY
17	CURRENT ASSETS TO CURRENT LIABILITIES	1.04	times	0.96	times
18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	0.60	times	0.56	times
19	CURRENTS ASSETS TO TOTAL LIABILITIES	0.42	times	0.41	times
20	AVAILABLE ASSETS TO CURRENT LIABILITIES	14.48%		18.77%

	CASH FLOW
21	CASH FLOW FROM NET INCOME TO NET SALES	4.76%		7.93%
22	CASH FLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES	(2.72)%		(0.88)%
23	CASH GENERATED (USED) IN OPERATING TO INTEREST PAID	0.26	times	0.94	times
24	EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	59.33%		(105.80)%
25	INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	40.67%		205.80%
26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH GENERATED (USED) IN INVESTMENT ACTIVITIES	2,432.56%		72.10%

DATA PER SHARE
CONSOLIDATED FINANCIAL STATEMENT
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
1	BASIC PROFIT PER ORDINARY SHARE (**)	$ (1.69)		$ 0.25
2	BASIC PROFIT PER PREFERENT SHARE (**)	$ -		$ -
3	DILUTED PROFIT PER ORDINARY SHARE (**)	$ -		$ -
4	CONTINUOUS OPERATING PROFIT PER COMMON SHARE(**)	$ (127.11)		$ (77.90)
5	EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ 163.07
6	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
7	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
8	CARRYING VALUE PER SHARE	$ 18.32		$ 20.53
9	CASH DIVIDEND ACCUMULATED PER SHARE	$ 0.30		$ 0.36
10	DIVIDEND IN SHARES PER SHARE	-	shares	-	shares
11	MARKET PRICE TO CARRYING VALUE	0.61	times	0.35	times
12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)	(6.63)	times	28.37	times
13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)	-	times	-	times

(**) LAST TWELVE MONTHS

CREDITS BREAKDOWN
(Thousands of Pesos)

ANNEX 5
			DENOMINATED IN PESOS		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	INTER. RATE	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
BANKS
FOREIGN TRADE
HYPO VEREISBANK	22/11/2007	2.32	-	-	-	3,585	3,585	3,585	1,792	-
CITIBANK N.A.	30/92/2004	3.38	-	-	28,814	-	-	-	-	-
CITIBANK N.A.	29/10/2004	3.63	-	-	34,577	-	-	-	-	-
CITIBANK N.A.	22/11/2004	3.84	-	-	11,525	-	-	-	-	-
CITIBANK N.A.	41/22/2004	3.48	-	-	11,180	-	-	-	-	-
CITIBANK N.A.	30/92/2004	3.40	-	-	5,762	-	-	-	-	-
CITIBANK N.A.	20/72/2004	3.48	-	-	34,577	-	-	-	-	-
CITIBANK N.A.	80/92/2004	3.40	-	-	46,103	-	-	-	-	-
CITIBANK N.A.	10/11/2004	3.79	-	-	28,814	-	-	-	-	-
CITIBANK N.A.	22/11/2004	3.84	-	-	40,340	-	-	-	-	-
CITIBANK N.A.	11/08/2004	3.46	-	-	46,103	-	-	-	-	-
CITIBANK N.A.	31/22/2004	3.91	-	-	51,866	-	-	-	-	-
CITIBANK N.A.	13/10/2004	3.51	-	-	36,882	-	-	-	-	-
CITIBANK N.A.	60/82/2004	3.45	-	-	23,051	-	-	-	-	-
CITIBANK N.A.	13/12/2004	4.15	-	-	28,814	-	-	-	-	-
CITIBANK N.A.	24/11/2004	3.84	-	-	114,105	-	-	-	-	-
CITIBANK N.A.	24/11/2004	3.84	-	-	230,516	-	-	-	-	-
HYPO VEREINSBANK	26/05/2006	2.34	-	-	-	2,431	2,431	-	-	-
HYPO VEREINSBANK	26/07/2007	1.92	-	-	-	1,237	1,237	1,237	618	-
TORONTO DOMINION	50/12/2008	1.57	-	-	-	6,499	6,499	6,499	6,499	-
CONACYD	13/10/2005	1.57	5,833	2,916	-	-	-	-	-	-
CITIBANK N.A.	60/82/2004	3.45	-	-	23,051	-	-	-	-	-
HYPO VEREISBANK	27/12/2004	3.71	-	-	-	1,331	-	-	-	-
UNSECURED DEBT
SANTANDER-SERFIN	31/01/2006	8.75	22,754	15,169	-	-	-	-	-	-
SANTANDER-SERFIN	31/01/2006	8.75	12,252	8,168	-	-	-	-	-	-
COMERICA BANK	10/06/2008	3.66	-	-	-	11,525	11,525	11,525	11,525	-
CITIBANK N.A.	30/92/2004	3.40	-	-	5,762	-	-	-	-	-
CITIBANK N.A.	30/92/2004	3.40	-	-	17,288	-	-	-	-	-
CITIBANK	10/72/2004	3.34	-	-	25,725	-	-	-	-	-
CITIBANK	10/72/2004	3.23	-	-	17,288	-	-	-	-	-
SCOTIABANK	10/62/2004	4.13	-	-	3,574	-	-	-	-	-
SCOTIABANK	10/72/2004	4.13	-	-	580	-	-	-	-	-
SCOTIABANK	10/72/2004	4.13	-	-	2,334	-	-	-	-	-
SCOTIABANK	20/72/2004	4.13	-	-	4,136	-	-	-	-	-
CITIBANK	10/72/2004	3.45	-	-	6,915	-	-	-	-	-
SCOTIABANK	10/82/2004	2.85	-	-	18,441	-	-	-	-	-
CITIBANK	10/82/2004	3.26	-	-	9,335	-	-	-	-	-
CITIBANK	29/09/2004	2.97	-	-	4,610	-	-	-	-	-
CITIBANK	11/12/2004	3.34	-	-	4,495	-	-	-	-	-
CITIBANK	11/22/2004	4.70	-	-	2,881	-	-	-	-	-
CITIBANK	11/22/2004	3.68	-	-	11,525	-	-	-	-	-
SCOTIABANK	10/52/2005	4.13	-	-	2,073	-	-	-	-	-
BBVA BANCOMER	20/72/2004	3.76	-	-	46,103	-	-	-	-	-
BBVA BANCOMER	20/72/2004	3.76	-	-	51,866	-	-	-	-	-
BBVA BANCOMER	20/72/2004	3.76	-	-	115,258	-	-	-	-	-
CALIFORNIA COMMERCE BANK	15/07/2004	3.45	-	-	265,093	-	-	-	-	-
BANORTE	13/08/2004	4.25	-	-	56,476	-	-	-	-	-
COMERICA	80/92/2004	3.41	-	-	57,629	-	-	-	-	-
COMERICA	15/06/2005	3.25	-	-	155,598	-	-	-	-	-
BANCO DE BOGOTA	28/10/2007	15.00	-	-	2,823	-	-	-	-	-
BANCO DE BOGOTA	40/92/2004	15.00	-	-	1,564	-	-	-	-	-
BANCO DE BOGOTA	71/12/2004	15.00	-	-	1,361	-	-	-	-	-
BANCO DE BOGOTA	10/12/2004	15.00	-	-	2,155	-	-	-	-	-
CITIBANK N.A.	19/03/2004	12.70	-	-	40,036	-	-	-	-	-
BANK OF AMERICA	10/72/2006	5.00	-	-	-	-	2,305	-	-	-
BCO. ZARAGOZANO	10/72/2004	2.79	-	-	1,945	-	-	-	-	-
BANCO PASTOR FINANC.L/C	10/72/2004	3.25	-	-	26,485	-	-	-	-	-
BANCO DE CASTILLA	50/72/2004	3.20	-	-	6,095	-	-	-	-	-
BANCO PASTOR (1)	19/07/2004	3.40	-	-	11,933	-	-	-	-	-
CAJA DUERO	25/07/2004	3.00	-	-	3,932	-	-	-	-	-
CAIXA NOVA	28/07/2004	3.00	-	-	7,824	-	-	-	-	-
CAJA ESPANA	28/07/2004	3.06	-	-	8,728	-	-	-	-	-
BANESTO	29/07/2004	3.00	-	-	6,364	-	-	-	-	-
BANCO PASTOR	26/08/2004	4.25	-	-	1,272	-	-	-	-	-
BANCO HERRERO	13/09/2004	3.10	-	-	3,888	-	-	-	-	-
BCO.POPULAR ESPANOL	21/09/2004	4.00	-	-	6,079	-	-	-	-	-
BANKINTER	26/09/2004	3.13	-	-	3,704	-	-	-	-	-
BANCO BILBAO VIZCAYA	30/09/2004	3.25	-	-	6,456	-	-	-	-	-
LA CAIXA	30/09/2004	3.09	-	-	3,829	-	-	-	-	-
BANCO PORTUGUES DE INVESTIME	25/11/2003	-	-	-	980	-	-	-	-	-
Banco Portugues de Investime	15/09/2004	-	-	-	64	-	-	-	-	-
BANCO NACIONAL DE CREDITO IM	23/09/2004	-	-	-	11,277	-	-	-	-	-
BANCO ATLANTICO	70/12/2005	-	-	-	11,487	-	-	-	-	-
Banco Comercial Portugues-	50/72/2005	-	-	-	-	334	10	-	-	-
Banco Comercial Portugues	70/72/2005	-	-	-	-	236	69	-	-	-
Banco Espiritu Santo	30/11/2005	-	-	-	-	90	51	-	-	-
Banco Comercial Portugues	25/12/2005	-	-	-	-	375	208	-	-	-
Banco Comercial Portugues	25/12/2005	-	-	-	-	118	65	-	-	-
Banco Espiritu Santo	16/02/2006	-	-	-	-	187	152	-	-	-
Banco Portugues de Investime	15/03/2006	-	-	-	-	2,726	1,986	-	-	-
Banco Portugues de Investime	25/07/2006	-	-	-	-	506	559	-	-	-
BANCO PORTUGUES DE INVESTIME	30/07/2008	-	-	-	-	2,801	-	-	-	8,639
CAIXA NOVA	60/52/2008	-	-	-	-	-	-	-	12,608	-
CAJA DUERO	20/06/2006	4.00	-	-	-	4,211	4,360	-	-	-
BCO.DE CASTILLA.LEASING	25/06/2007	3.45	-	-	-	124	-	372	-	-
CAJA MADRID	25/10/2007	2.77	-	-	-	5,573	-	13,621	-	-
CAJA ESPANA	17/06/2008	3.16	-	-	-	1,681	-	-	5,043	-
BANESTO	15/07/2008	3.25	-	-	-	5,375	-	-	-	18,723
SANTANDER-SERFIN	28/02/2006	8.75	17,503	11,668	-	-	-	-	-	-
BW Capital	10/72/2004	9.00	-	-	132,546	-	-	-	-	-
IXE	26/07/2004	0.11	100,000	-	-	-	-	-	-	-
WITH WARRANTY
HSBC BANK	21/08/2006	3.99	-	-	-	69,154	69,154	17,288	-	-
CITIBANK N.A.	21/08/2006	3.99	-	-	-	103,732	103,732	25,933	-	-
BANCOMEXT	21/08/2006	3.99	-	-	-	115,258	115,258	28,814	-	-
ABN AMRO BANK, N.V.	21/08/2006	3.99	-	-	-	69,154	69,154	17,288	-	-
BANCO NACIONAL DE MEXICO, S.	21/08/2006	3.99	-	-	-	69,154	69,154	17,288	-	-
BANK OF MONTREAL	21/08/2006	3.99	-	-	-	46,103	46,103	11,525	-	-
BANCA NAZIONALE DE LAVORO	21/08/2006	3.99	-	-	-	23,051	23,051	5,762	-	-
CHASE BANK OF TEXAS	21/08/2006	3.99	-	-	-	23,051	23,051	5,762	-	-
CREDIT SUISSE FIRST BOSTON	21/08/2006	3.99	-	-	-	23,051	23,051	5,762	-	-
INBURSA	31/12/2006	5.13	-	-	-	4,610	4,610	36,882	-	-
INBURSA	31/12/2006	5.13	-	-	-	29,967	29,967	239,736	-	-
CITIBANK	10/92/2006	3.39	-	-	-	960	1,920	1,441	-	-
CITIBANK	10/82/2006	3.25	-	-	-	1,341	2,683	2,030	-	-
SCOTIABANK	10/22/2005	3.14	-	-	-	25,356	50,713	2,751	-	-
SCOTIABANK	11/22/2009	4.13	-	-	-	-	-	-	-	78,003
BANCO NACIONAL DE MEXICO, S.	40/92/2006	3.41	-	-	-	5,762	5,762	2,881	-	-
BANCO NACIONAL DE MEXICO, S.	40/92/2006	3.41	-	-	-	23,051	23,051	11,525	-	-
BANCO NACIONAL DE MEXICO, S.	40/92/2006	3.41	-	-	-	53,053	53,053	26,526	-	-
BANCO NACIONAL DE MEXICO, S.	40/92/2006	3.41	-	-	-	7,687	7,687	3,842	-	-
CITIBANK N.A.	27/03/2006	3.15	-	-	-	8,068	11,525	-	-	-
COMERICA BANK	27/03/2006	3.15	-	-	-	149,259	213,227	-	-	-
BANCOMEXT	27/03/2006	3.15	-	-	-	80,680	115,258	-	-	-
WACHOVIA	27/03/2006	3.15	-	-	-	60,510	86,443	-	-	-
CAIXANOVA	27/03/2006	3.15	-	-	-	24,204	34,577	-	-	-
CITIBANK N.A.	27/03/2008	3.53	-	-	-	3,457	6,915	10,373	13,830	-
COMERICA BANK	27/03/2008	3.53	-	-	-	30,243	60,498	90,742	120,997	-
BANCOMEXT	27/03/2008	3.53	-	-	-	23,051	46,103	69,154	92,206	-
CAIXANOVA	27/03/2008	3.53	-	-	-	5,762	11,525	17,288	23,051	-
BANK OF MONTREAL	27/03/2008	3.53	-	-	-	11,525	23,051	34,577	46,103	-
BANAMEX	27/03/2007	8.90	77,408	270,930	-	-	-	-	-	-
COMERICA BANK	27/03/2007	8.90	26,000	91,000	-	-	-	-	-	-
BANCOMEXT	27/03/2007	8.90	22,116	77,408	-	-	-	-	-	-
BANCO PASTOR	28/08/2006	3.30	-	-	-	3,886	-	11,658	-	-
BANCO DE CASTILLA	51/02/2006	4.00	-	-	-	3,226	-	10,483	-	-
HSBC / Sindicado Revolvente	20/42/2007	3.13	-	-	-	-	-	69,154	-	-
SINDICADO TRANCHE A	20/42/2009	3.13	-	-	-	77,453	77,453	106,498	106,498	116,180
SINDICADO TRANCHE B	20/42/2007	3.13	-	-	-	-	-	265,093	-	-
TOTAL BANKS			283,866	477,259	1,983,892	1,225,764	1,442,771	1,184,895	440,770	221,545
LISTED IN THE MEXICAN STACK EXCHANGE
UNSECURED DEBT
PUBLICO	29/07/2004	10.09	100,000	-	-	-	-	-	-	-
PUBLICO	30/07/2004	9.87	50,000	-	-	-	-	-	-	-
PUBLICO	50/82/2004	9.83	90,700	-	-	-	-	-	-	-
PUBLICO	12/08/2004	10.19	71,400	-	-	-	-	-	-	-
PUBLICO	20/08/2004	9.45	17,600	-	-	-	-	-	-	-
PUBLICO	29/08/2004	9.44	26,000	-	-	-	-	-	-	-
PUBLICO	22/09/2004	8.75	-	-	138,309	-	-	-	-	-
PUBLICO	30/09/2004	9.43	63,900	-	-	-	-	-	-	-
PUBLICO	23/03/2005	9.96	50,000	-	-	-	-	-	-	-
PUBLICO	28/04/2005	9.96	30,381	-	-	-	-	-	-	-
PUBLICO	12/10/2004	6.20	170,645	-	-	-	-	-	-	-
PUBLICO	70/62/2006	9.00	-	682,558	-	-	-	-	-	-
PUBLICO	12/10/2006	9.90	-	528,802	-	-	-	-	-	-
PUBLICO	15/05/2007	11.38	-	-	-	-	-	2,094,664	-	-
PUBLICO	21/02/2008	10.98	-	360,000	-	-	-	-	-	-
PUBLICO	22/12/2008	9.13	-	1,000,000	-	-	-	-	-	-
PUBLICO	50/22/2009	9.83	-	150,314	-	-	-	-	-	-
CREDIT SUISSE FIRST BOSTON	30/04/2009	11.50	-	-	-	-	-	-	-	485,614
PUBLICO	11/12/2013	11.75	-	-	-	-	-	-	-	2,573,166
TOTAL STOCK EXCHANGE			670,626	2,721,674	138,309	-	-	2,094,664	-	3,058,780

SUPPLIERS
PEMEX GAS Y PETROQUIMICA BAS			54,597	-	-	-	-	-	-	-
MATERIAS PRIMAS DE LAMPAZOS			33,603	-	-	-	-	-	-	-
EMPAQUES DE CARTON TITAN, S.			28,661	-	-	-	-	-	-	-
GAS INDUSTRIAL DE MONTERREY,			24,178	-	-	-	-	-	-	-
IBM DE MEXICO, COM. Y SERVIC			22,301	-	-	-	-	-	-	-
TRACTEBEL ENERGIA DE MONTERR			22,013	-	-	-	-	-	-	-
MATERIAS PRIMAS MONTERREY, S			21,243	-	-	-	-	-	-	-
CARTONPACK, S.A. DE C.V.			20,681	-	-	-	-	-	-	-
PRAXAIR MEXICO, S.A. DE C.V.			18,572	-	-	-	-	-	-	-
INGENIERIA EN EMPAQUE ARVISA			16,489	-	-	-	-	-	-	-
WEYERHAEUSER DE MEXICO, S.A.			15,942	-	-	-	-	-	-	-
RESIRENE S.A. DE C.V.			14,295	-	-	-	-	-	-	-
TFM S.A DE C.V.			13,122	-	-	-	-	-	-	-
RTS EMPAQUES S. DE RL. DE C.			12,420	-	-	-	-	-	-	-
FERROSUR, S.A. DE C.V.			11,050	-	-	-	-	-	-	-
MADERAS Y EMPAQUES SAN FERNA			10,899	-	-	-	-	-	-	-
RISOUL Y CIA, S. A. DE C. V.			10,351	-	-	-	-	-	-	-
FABRICAS MONTERREY, S.A. DE			8,981	-	-	-	-	-	-	-
RODAMIENTOS Y ACCESORIOS, S.			8,842	-	-	-	-	-	-	-
IMPERNASA, S.A.			8,006	-	-	-	-	-	-	-
MAQUINADOS MARFER, S.A. DE C			7,877	-	-	-	-	-	-	-
MASUQ SERVICIOS INDUSTRIALES			7,531	-	-	-	-	-	-	-
INTERGLASS, S. A. DE C. V.			7,440	-	-	-	-	-	-	-
SILOS Y CAMIONES, S.A. DE C.			7,268	-	-	-	-	-	-	-
COMISION FEDERAL DE ELECTRIC			7,236	-	-	-	-	-	-	-
DIAMOND PACK S.A. DE C.V.			6,953	-	-	-	-	-	-	-
MAGID DE MEXICO,LLC			6,940	-	-	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			6,848	-	-	-	-	-	-	-
ARCO ALUMINUM, INC.			-	-	63,036	-	-	-	-	-
SOLUTIA, INC.			-	-	58,293	-	-	-	-	-
AMERICAN NATURAL SODA ASH CO			-	-	53,848	-	-	-	-	-
UNION PACIFIC RAILROAD CO.			-	-	23,983	-	-	-	-	-
FORD MOTOR COMPANY			-	-	13,984	-	-	-	-	-
LAMTEC CORPORATION			-	-	12,998	-	-	-	-	-
TECHINT COMPAGNIA TECNICA IN			-	-	12,845	-	-	-	-	-
DOW QUIMICA MEXICANA, S.A. D			-	-	12,719	-	-	-	-	-
PHILLIPS 66 COMPANY			-	-	12,320	-	-	-	-	-
ATOFINA CHEMICALS, INC.			-	-	12,085	-	-	-	-	-
PILKINGTON BROTHER LTD			-	-	11,816	-	-	-	-	-
FORD MOTOR COMPANY			-	-	10,289	-	-	-	-	-
BASF MEXICANA, S.A. DE C.V.			-	-	10,159	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			-	-	10,057	-	-	-	-	-
ALCAN ALUMINUM CORPORATION			-	-	9,444	-	-	-	-	-
IBM DE MEXICO,COMERCIALIZACI			-	-	9,060	-	-	-	-	-
LIBBEY OWENS FORD CO.			-	-	8,209	-	-	-	-	-
SCHNEIDER NATIONAL, INC			-	-	8,097	-	-	-	-	-
OTROS			517,437	-	867,301	-	-	-	-	-
TOTAL SUPPLIERS			951,776	-	1,220,543	-	-	-	-	-

OTHER LIABILITIES			1,181,249	-	1,346,757	-	-	-	-	-
OTHER CURRENT LIABILITIES AND OTHER CREDITS			1,181,249	-	1,346,757	-	-	-	-	-

T O T A L			3,087,517	3,198,933	4,689,501	1,225,764	1,442,771	3,279,559	440,770	3,280,325

INTEGRATION AND INCOME CALCULATION BY MONETARY POSITION (1)
(Thousands of Pesos)

ANNEX 7
MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITIES MONETARY POSITION	MONTHLY INFLATION	MONTHLY (PROFIT) AND LOSS

JANUARY	5,400,924	20,244,466	14,843,543	0.50	74,883
FEBRUARY	5,455,959	20,180,083	14,724,124	0.64	94,389
MARCH	5,316,814	20,097,166	14,780,352	0.40	58,632
APRIL	5,902,953	20,118,743	14,215,790	0.21	29,608
MAY	5,785,768	20,172,353	14,386,585	0.18	26,290
JUNE	5,600,137	20,299,418	14,699,281	0.05	6,736
JULY	-	-	-	-	-
AUGUST	-	-	-	-	-
SEPTEMBER	-	-	-	-	-
OCTOBER	-	-	-	-	-
NOVEMBER	-	-	-	-	-
DECEMBER	-	-	-	-	-

ACTUALIZATION	-	-	-	-	-
CAPITALIZATION	-	-	-	-	-
FOREIGN CORP.	-	-	-	-	-
OTHER	-	-	-	-	-

TOTAL					290,538